EXHIBIT 23.3   CONSENT OF KPMG PEAT MARWICK LLP
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The Board of Directors
Federal Agricultural Mortgage Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

Our report dated February 12, 1996, excpet as to Note 11, which is as of March 14, 1996, contains an explanatory paragraph regarding regulatory capital as described in Note 3 to the December 31, 1995 financial statements.


KPMG Peat Marwick LLP

Washington, D.C.
June 19, 1996